Summary Prospectus	May 1, 2012
RiverPark/Gargoyle Hedged Value Fund Retail Class Shares Institutional Class Shares Class C Shares*
* Class C Shares are not currently being offered for sale to investors.
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.riverparkfunds.com/Resources/Default.aspx. You may also obtain this information at no cost by calling 1-888-564-4517 or by sending an e-mail request to riverparkfunds@seic.com. The Fund’s prospectus and statement of additional information, both dated March 30, 2012, are incorporated by reference into this Summary Prospectus.

Investment Objective

RiverPark/Gargoyle Hedged Value Fund seeks long-term capital appreciation while exposing investors to less risk than broad stock market indices.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Retail	Institutional	Class C
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Retail	Institutional	Class C
Management Fees	0.90%	0.90%	0.90%
Distribution and Service (12b-1) Fees	None	None	1.00%
Other Expenses1	1.00%	0.75%	0.75%
Total Annual Fund Operating Expenses	1.90%	1.65%	2.65%
Fee Waiver and/or Expense Reimbursement2	(0.40%)	(0.40%)	(0.40%)
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.50%	1.25%	2.25%

1)	Other Expenses are based on estimated amounts for the Fund’s current fiscal year and include administration, transfer agency, sub-transfer agency, custodian and shareholder servicing fees.

2)
RiverPark Advisors, LLC, the Fund’s investment adviser (the “Adviser”), has agreed contractually to waive its fees and to reimburse expenses of the Fund, including, for the Retail Class, expenses associated with the Fund’s Shareholder Servicing Agreement, to the extent necessary to ensure that operating expenses (excluding interest, brokerage commissions, dividends and interest expense on securities sold short, acquired fund fees and expenses and extraordinary expenses) do not exceed, on an annual basis, 1.25% for the Institutional Class Shares, 1.50% for the Retail Class Shares and 2.25% for the Class C Shares of the Fund’s average net assets. This agreement is in effect until at least March 30, 2013 and, subject to annual approval by the Board of Trustees of RiverPark Funds Trust, this arrangement will remain in effect unless and until the Board of Trustees approves its modification or termination or the Adviser notifies the Funds at least 30 days prior to the annual approval of its determination not to continue the agreement. This agreement may be terminated with 90 days notice by a majority of the independent members of the Board or a majority of the Fund’s outstanding shares.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Retail	$153	$766
Institutional	$127	$690
Class C	$228	$988

Principal Investment Strategies

RiverPark/Gargoyle Hedged Value Fund seeks long-term capital appreciation while exposing investors to less risk than broad stock market indexes by combining two investment strategies. First, the Fund intends to be fully invested and to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of medium-large capitalization companies (the “Stock Portfolio”) that Gargoyle Investment Advisor L.L.C. (“Gargoyle”), the Fund’s sub-adviser believes are attractively priced relative to medium-large capitalization stocks generally. The Fund considers companies in excess of $1.5 billion to be medium-large capitalization companies. The equity securities in which the Fund will invest will be primarily common stocks. The Fund expects to invest primarily in the securities of U.S. companies, but it may also invest in securities of issuers outside of the U.S. that are listed on a U.S. exchange. Second, the Fund sells index call options (the “Options Portfolio”) against the Stock Portfolio in an effort to increase the Fund’s income, reduce the volatility of its returns and, in general, improve the reward/risk of the Stock Portfolio. The Fund intends to maintain an overall net long market exposure of between 35% and 65%.

Gargoyle’s investment approach involves modifying and combining what it believes are two time-proven investment strategies—value investing and option buy-writing. Option buy-writing is a strategy that involves owning the underlying securities and writing (selling) call options on such underlying securities. In the Fund’s case, the Stock Portfolio as a whole serves as the underlying securities and a basket of index call options are written (sold) in place of individual equity options. While Gargoyle views the Fund as one integrated portfolio with the goal of achieving its stated objective, the Stock Portfolio and the Options Portfolio investment approaches can be viewed independently.

Gargoyle periodically, and at least monthly, statistically analyzes approximately 2,000 U.S.-listed companies. For each company, Gargoyle compares a number of fundamental ratios, such as the price-to-earnings ratio and the price-to-sales ratio, against both that company’s historic average for each such ratio as well as the applicable industry’s current average for each such ratio. The goal is not to discover the companies with the lowest ratios on an absolute basis but rather to discover those companies whose current fundamental ratios are low relative to their own historic ratios and their industry’s current ratios. Based upon these comparisons, and using a proprietary algorithm, each company is assigned a number– its JScore, which is the percentage of “fair market value” at which Gargoyle believes each such company is trading.

While Gargoyle analyzes approximately 2,000 companies, it limits the universe of candidates for inclusion in the Stock Portfolio to those with the largest market capitalization (typically the largest 1,000 companies). These companies are then divided into three groups. A company with a JScore substantially below 100% is a “buy” candidate. Assuming the Fund has additional capital to invest, based upon certain subjective criteria and subject to risk considerations that limit the amount that the Fund may invest in any one company, sub-industry, industry group, industry or sector, the Fund will purchase a “buy” candidate. A company with a JScore below, but not significantly below, 100% is a “hold.” If the Fund does not own a “hold” stock, it will not buy it; if the Fund already owns a “hold” stock, it will not sell it, unless, pursuant to a proprietary algorithm and in consideration of potential tax consequences, it determines that the position should be reduced or fully liquidated. Finally, any company with a JScore above 95% is considered a “Sell” candidate. The Fund will generally sell companies that are “sell” candidates in order to meet redemptions or to provide funds to purchase “buy” candidates.

The second prong of the Fund’s investment strategy is to partially hedge the Stock Portfolio by selling index call options. Throughout each month, Gargoyle, using proprietary software, determines the “best” basket of indexes on which to sell call options. In determining the best basket, Gargoyle considers (1) the degree to which a basket, on an historical basis, would have most closely replicated, on a statistical basis, the performance of the stocks in the current Stock Portfolio and (2) which indexes have the most relatively overvalued options from an options valuation perspective. Based upon other proprietary software and the experience and judgment of Gargoyle’s portfolio managers, it then typically sells near-term index call options with strike prices near the index’s current value such that the net long market exposure of the long Stock Portfolio and the short Options Portfolio is approximately 50%.

As a seller of index call options, the Fund is paid for assuming the risk of an index closing above a pre-set price (the “strike price”) on Expiration Friday (or on any date before its expiration date (“Expiration Friday”) that the purchaser elects to exercise its option(s)). As part of its determination of the best combination of options, Gargoyle strives to sell call options so that each month the total sales proceeds exceeds 1-1/2% of the Fund’s net asset value (for a “total” of 18% per year). Barring early exercise and ignoring intra-month adjustments to the Options Portfolio, any month that an index closes on Expiration Friday at or below the strike prices, the Fund realizes the entire 1-1/2%. Barring early exercise and ignoring intra-month adjustments to the Options Portfolio, any month that an index closes on Expiration Friday above the strike price, the Fund will be liable to pay, for each option sold, $100 for each point the index exceeds the strike price. Against this liability, (1) the Fund has received the proceeds from the sale of the index call options and (2) the Stock Portfolio, which as a diversified portfolio of stocks, can reasonably be expected to have appreciated with the market. Of course, there can be no guarantee of such returns, or of any positive returns, in any given month.

Gargoyle strives for the Fund to have, on an options-adjusted basis, a 50% net long market exposure. This number—the net long market exposure—is monitored continually. As long as the net long market exposure of the Fund stays sufficiently constant (which is currently defined as between 35% and 65%), Gargoyle, in general, does not adjust the net exposure of the Options Portfolio between Expiration Fridays. Gargoyle may take advantage of flows both in and out of the Fund when trading the Option Portfolio to alter the net long market exposure of the Fund. Additionally, if, due to market conditions, at any point the Fund’s net long market exposure falls outside the risk parameters then in place, Gargoyle will adjust the Options Portfolio with the goal to bring the Fund back within those parameters. To the extent that Gargoyle determines to roll the Options Portfolio forward (i.e., hedge the Stock Portfolio by using the next most near-term month’s options), the Fund maintains its call-selling bias.

Investors should note that, although Gargoyle will endeavor to sell near-term index call options, the Fund may implement other options strategies to hedge the Stock Portfolio, such as selling index call options other than near-term options, purchasing put options (on a stock, a sector index or a market index) or selling call options on individual stocks or sector indexes.

Principal Risks

RiverPark/Gargoyle Hedged Value Fund is subject to a number of risks that may affect the value of its shares and cause you to lose money, including:

Equity Securities Risks. The Fund will invest primarily in equity securities. Although investments in equity securities, such as stocks, historically have been a leading choice for long-term investors, the values of stocks rise and fall depending on many factors. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Market and economic factors may adversely affect securities markets generally, which could in turn adversely affect the value of the Fund’s investments, regardless of the performance or expected performance of companies in which the Fund invests.

Options Risks. The Fund will expose investors to the risks inherent in trading options. These risks include, but are not limited to, volatile movements in the price of the underlying instrument and misjudgments as to the future prices of the options and/or the underlying instrument. Increased option volatility can increase both the profit potential and the risk associated with the Fund’s trading. While volatility can be monitored and reacted to, there is no cost-effective means of hedging against market volatility.

Selling options creates additional risks. The seller of a “naked” call option (or the seller of a put option who has a short position in the underlying instrument) is subject to the risk of a rise in the price in the underlying instrument above the strike price, which risk is reduced only by the premium received for selling the option. In exchange for the proceeds received from selling the call option (in lieu of an outright short position), the option seller gives up (or will not participate in) all of the potential gain resulting from a decrease in the price of the underlying instrument below the strike price prior to expiration of the option.

The seller of a “naked” put option (or the seller of a call option who has a long position in the underlying instrument) is subject to the risk of a decline in price of the underlying instrument below the strike price, which risk is reduced only by the proceeds received from selling the option. In exchange for the premium received for selling the put option (in lieu of an outright long position), the option seller gives up (or will not participate in) all of the potential gain resulting from an increase in the price of the underlying instrument above the strike price prior to the expiration of the option.

Due to the inherent leveraged nature of options, a relatively small adverse move in the price of the underlying instrument may result in immediate and substantial losses to the Fund.

Dispersion Risk. As part of its investment strategy, the Fund sells index call options to hedge the Stock Portfolio. As such, there is the risk that the Stock Portfolio will under-perform the blended performance of the indexes on which those options were sold. If the Stock Portfolio were to under-perform such indexes sufficiently, the Fund could incur losses, even during times that the Stock Portfolio generates profits.

Value Stock Risk. The Fund will invest in value stocks. When value investing is out of favor, the Fund’s share price may decline even though the companies the Fund holds have sound fundamentals.

Medium Capitalization Company Risk. The Fund may invest in the securities of companies which are considered “mid-cap” or medium capitalization. Such companies may be relatively newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more well-established companies. This may cause the Fund’s share price to be more volatile when compared to investment companies that focus only on large capitalization companies. Securities of medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger capitalization companies. Compared to large-cap companies, medium cap companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of smaller companies are often traded over-the-counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Funds may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

Market Risk. Because the Fund invests a substantial portion of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market in which the Fund invests, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

Management Risk. Management risk means that the sub-adviser’s security selections and other investment decisions might produce losses or cause the Fund to under perform when compared to other funds with similar investment goals.

Recent Market Events Risk. Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide, which may have an adverse effect on the Fund.

Portfolio Turnover Risk. The Fund may engage in short-term trading strategies and securities may be sold without regard to the length of time held when, in the opinion of the sub-adviser, investment considerations warrant such action. These policies, together with the ability of the Fund to effect short sales of securities and to engage in transactions in options, may have the effect of increasing the annual rate of portfolio turnover of the Funds. A high portfolio turnover rate will result in greater brokerage commissions and transaction costs. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

Performance

Because the Fund has not begun operations as of the date of this prospectus, performance information of the Fund as a mutual fund is not yet available. The prior performance shown below is for the Fund’s predecessor partnership (Gargoyle Hedged Value Fund L.P.). The predecessor partnership was merged into and reorganized as the Fund, a series of RiverPark Funds Trust, as of March 30, 2012. The merger and reorganization of the predecessor partnership into the Fund was for purposes entirely unrelated to the establishment of a performance record. The Fund is managed by the same investment adviser (i.e., its sub-adviser, Gargoyle Investment Advisor, L.L.C.) and in a manner that is in all material respects equivalent to the management of the predecessor partnership since January 2000. The predecessor partnership was formed and commenced operations in 1997, however, substantial changes were made to the strategy in January 2000, consistent with the strategy that the Fund will pursue. Performance results during years 1997 through 1999 are available upon request. During its operating history since January 2000, the predecessor partnership’s investment policies, objectives, guidelines and restrictions were in all material respects equivalent to the Fund’s. The following information shows the predecessor partnership’s monthly returns and long term performance reflecting the actual fees and expenses that were charged when the Fund was a partnership. When the Fund was a partnership, it charged investors a 20% performance fee. The Fund does not charge a performance fee. If the annual returns for the predecessor partnership were charged the same fees and expenses as the Fund, the annual returns for the predecessor partnership would have been higher. From its inception through March 30, 2012, the predecessor partnership was not subject to certain investment restrictions, diversification requirements and other restrictions of the 1940 Act or the Code, which if they had been applicable, might have adversely affected its performance. The information provides some indications of the risks of investing in the Fund. The bar chart shows you how the performance for the predecessor partnership varied from year to year. Comparison of performance to an appropriate index indicates how the predecessor partnership’s average annual returns compare with those of a broad measure of market performance. The predecessor partnership’s past performance is not necessarily an indication of how RiverPark/Gargoyle Hedged Value Fund will perform in the future. Past performance is no guarantee of future results. The Fund’s performance information will be available by calling 888-564-4517 or by visiting the Fund’s website at www.riverparkfunds.com.

Annual Total Return for the Years Ended December 31
Gargoyle Hedged Value Fund L.P.

Best Quarter (2nd Quarter of 2009)	22.51%
Worst Quarter (4th Quarter of 2008)	-20.52%

Average Annual Total Returns (For the year ended December 31, 2011)
	1 Year Return	3 Year Return	5 Year Return	10 Year Return	Since Inception Return (1/1/00)*
Gargoyle Hedged Value Fund L.P.	(3.66)%	17.41%	1.02%	7.46%	7.23%
Return Before Taxes	N/A	N/A	N/A	N/A	N/A
Return After Taxes on Distributions	N/A	N/A	N/A	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares	N/A	N/A	N/A	N/A	N/A
S&P 500® Index	1.08%	13.72%	(0.46)%	2.81%	0.46%

*
The predecessor partnership of the Fund was formed in 1997. Substantial changes were made to the strategy in January 2000, consistent with the strategy that the Fund will pursue. Performance results during years 1997 through 1999 are available upon request by calling the Fund at 888-564-4517.

Prior to March 30, 2012, the Fund was an unregistered partnership, did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends and distributions. As a result of the different tax treatment, we are unable to show the after-tax returns for the predecessor partnership prior to March 30, 2012.

Management

Investment Adviser

RiverPark Advisors, LLC serves as the Fund’s investment adviser.

Sub-Adviser

Gargoyle Investment Advisor, L.L.C. serves as the Fund’s sub-adviser.

Portfolio Manager

Joshua B. Parker, President of the Sub-Adviser, has served as co-portfolio manager of the Fund since inception (including of its predecessor partnership since its inception in January 1997).

Alan L. Salzbank, Managing Partner – Risk Management of the Sub-Adviser, has served as co-portfolio manager of the Fund since inception (including of its predecessor partnership since its inception in January 1997).

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day by written request by mail (RiverPark Funds, P.O. Box 219008, Kansas City, MO 64121-9008), by wire transfer, by telephone at 888-564-4517, or through a financial intermediary. The minimum initial investment in the Retail Class Shares is $1,000. The minimum initial investment in the Institutional Class Shares is $1 million. Class C Shares will have a minimum initial investment of $1,000. There is no minimum for subsequent investments if payment is mailed by check, otherwise the minimum is $100.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial planner or visit your financial intermediary’s website for more information.

RPF-SM-007-0100